Filed pursuant to Rule 497(e) and 497(k)

Registration No. 033-48907

BMO FUNDS, INC.

BMO Government Money Market Fund

BMO Prime Money Market Fund

BMO Tax-Free Money Market Fund

(together, the “BMO Money Market Funds”)

Supplement dated February 14, 2022 to the Prospectus, Summary Prospectuses,

and Statement of Additional Information, each dated December 29, 2021

On February 11, 2022, the BMO Money Market Funds were reorganized into corresponding series of Goldman Sachs Trust, as shown below (together, the “Reorganizations”), following shareholder approval of the Reorganizations and pursuant an agreement and plan of reorganization previously approved by the Board of Directors of BMO Funds, Inc.:

BMO Money Market Fund	Corresponding Acquiring Fund

BMO Government Money Market Fund	Goldman Sachs Financial Square Government Fund

BMO Prime Money Market Fund	Goldman Sachs Investor Money Market Fund

BMO Tax-Free Money Market Fund	Goldman Sachs Investor Tax-Exempt Money Market Fund

Please retain this Prospectus Supplement with your Prospectus, Summary Prospectus and Statement of Additional Information for future reference.